UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026

WILLOW LANE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42400	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West 57th Street, Suite 415 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	WLACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	WLACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 30, 2026, Willow Lane Acquisition Corp., a Cayman Islands exempted company (“Willow Lane”), held an extraordinary general meeting of its shareholders (the “Meeting”), at which the following proposals were submitted to a vote of Willow Lane shareholders. The proposals listed below are described in more detail in Willow Lane’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2026, as supplemented (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

Only Willow Lane shareholders of record as of the close of business on March 12, 2026, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 17,278,674 Willow Lane Ordinary Shares were issued and outstanding, consisting of 12,650,000 Willow Lane Class A Ordinary Shares and 4,628,674 Willow Lane Class B Ordinary Shares. The final voting results for each matter submitted to a vote of Willow Lane shareholders at the Meeting are as follows:

Proposal 1 - The Business Combination Proposal - To approve, by ordinary resolution of holders of Willow Lane ordinary shares (the “Willow Lane Shareholders”), the Business Combination Agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”), dated as of September 15, 2025 and as amended on January 13, 2026, by and among Willow Lane, Boost Run Holdings, LLC, a Delaware limited liability company (“Boost Run”), Boost Run Inc., a Delaware corporation (“Pubco”), Benchmark Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Benchmark Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”) George Peng, solely in his capacity as the representative (the “SPAC Representative”), from and after the Effective Time (as defined in the Business Combination Agreement), of the Willow Lane Shareholders as of immediately prior to the Effective Time and their successors and assigns (other than the holders of Boost Run’s issued and outstanding membership interests (the “Sellers”)), in accordance with the terms and conditions of the Business Combination Agreement, and Andrew Karos, solely in his capacity as the representative, from and after the Effective Time, of the Sellers as of immediately prior to the Effective Time and their successors and assigns, in accordance with the terms and conditions of the Business Combination Agreement. Pursuant to the Business Combination Agreement, (a) Willow Lane shall transfer, by way of continuation, out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Domestication”), (b) SPAC Merger Sub shall merge into Willow Lane, with Willow Lane continuing as the surviving entity (the “SPAC Merger”), and (c) Company Merger Sub shall merge with and into Boost Run, with Boost Run continuing as the surviving entity (the “Company Merger,” and together with the SPAC Merger, the “Mergers,” and together with the Domestication and each other transaction contemplated by the Business Combination Agreement and the Ancillary Agreements (as defined in the Business Combination Agreement the “Business Combination”).

For	Against	Abstain
9,906,838	10,045	48,039

Proposal 2 - The Domestication Proposal – To approve, by a special resolution of the holders of Willow Lane Class B ordinary shares (the “Willow Lane Class B Shareholders”), the change of the domicile of Willow Lane pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation, and the de-registration of Willow Lane as an exempted company in the Cayman Islands pursuant to the Amended and Restated Memorandum and Articles of Association of Willow Lane (the “Willow Lane Memorandum and Articles”) and Part 12 of the Companies Act (Revised) of the Cayman Islands; and conditional upon, and with effect from the registration of Willow Lane in the State of Delaware as a corporation under the laws of the State of Delaware.

For	Against	Abstain
4,628,674	0	0

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Proposal 3 - The Charter Proposal – To approve, on a non-binding advisory basis, by ordinary resolution of Willow Lane Shareholders, the adoption by Pubco of the Amended and Restated Certificate of Incorporation of Pubco (the “Pubco Charter”), and the Bylaws of Pubco (the “Pubco Bylaws” and, collectively with the Pubco Charter, the “Pubco Organizational Documents”).

For	Against	Abstain
8,038,270	1,878,613	48,039

Proposal 4 - The Organizational Documents Proposals – To approve seven (7) separate non-binding advisory proposals regarding material differences between Willow Lane Memorandum and Articles and the Pubco Charter and Pubco Bylaws.

Proposal A

To approve authorized capital stock of Pubco of 500,000,000 shares of Pubco Class A Common Stock, par value $0.0001 per share (“Pubco Class A Common Stock”), 200,000,000 shares of Pubco Class B Common Stock, par value $0.0001 per share (“Pubco Class B Common Stock” and, together with the Pubco Class A Common Stock, the “Pubco common stock”), and 300,000,000 shares of preferred stock, par value $0.0001 per share.

For	Against	Abstain
7,504,437	2,409,855	50,630

Proposal B

To approve a provision that any or all of the directors of Pubco may be removed from office at any time, but only for cause and only by the affirmative vote of holders of 66 2/3% of the voting power of all then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class.

For	Against	Abstain
7,505,334	2,411,246	48,342

Proposal C

To approve a provision that Pubco will not be governed by Section 203 of the Delaware General Corporation Law.

For	Against	Abstain
9,902,767	11,230	50,925

Proposal D

To approve a provision that amendment of the Pubco Charter generally requires the approval of the board of directors of Pubco (the “Pubco Board”) and a majority of the combined voting power of the then-outstanding shares of voting stock, voting together as a single class, with the exception of certain provisions that would require the affirmative vote of at least 66 2/3% of the total voting power of all the then-outstanding shares of stock of the company entitled to vote thereon, voting as a single class.

For	Against	Abstain
7,503,192	2,411,020	50,710

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Proposal E

To approve a provision expressly authorizing the Pubco Board to make, alter, amend or repeal the Pubco Bylaws by an affirmative vote of a majority of the Pubco Board. The Pubco Bylaws may also be adopted, amended, altered or repealed by the affirmative vote of at least 66 2/3% of the voting power of all of the then-outstanding shares of stock of the company entitled to vote generally in the election of directors, voting as a single class.

For	Against	Abstain
7,503,282	2,411,020	50,620

Proposal F

To approve the removal of all of the provisions applicable only to blank check companies.

For	Against	Abstain
9,900,425	16,245	48,252

Proposal G

To approve a provision providing for the automatic conversion of Pubco Class B Common Stock into Pubco Class A Common Stock upon any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition that is not a permitted transfer of such Pubco Class B Common Stock or any legal or beneficial interest in such shares.

For	Against	Abstain
9,904,191	10,247	50,484

Proposal 5 - The Director Election Proposal — To approve a proposal to approve, on a non-binding advisory basis, by ordinary resolution of Willow Lane Shareholders, the election of seven (7) directors, effective upon the Closing, to serve on the Pubco Board until their respective successors are duly elected and qualified, or until such directors’ earlier death, resignation or removal.

Andrew Karos

B. Luke Weil

Sean Goodrich

Rayne Seinberg

Harry Georgakopoulos

Jeffrey Kleinops

Ryan Burke

For All	Withhold All	For all Except
8,037,576	1,927,346	510

Proposal 6 – The Nasdaq Proposal — To approve a proposal to approve, by ordinary resolution of Willow Lane Shareholders, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635, the issuance of (i) shares of Pubco common stock in connection with the Business Combination, (ii) Karos Earnout Shares and earnout shares to the Sponsor and SPV, (ii) additional shares of Pubco common stock (a) upon conversion of the Working Capital Loans and (b) pursuant to the Incentive Plan (As defined below).

For	Against	Abstain
9,904,498	10,015	50,409

Proposal 7 – Incentive Plan Proposal — To approve a proposal to approve, by ordinary resolution of Willow Lane Shareholders, the Pubco 2026 Omnibus Incentive Plan, as amended from time to time, to become effective upon the Closing (the “Incentive Plan”), which, if approved by the Willow Lane Shareholders and adopted by Pubco, will be available to Pubco on a go-forward basis from the Closing.

For	Against	Abstain
9,562,653	221,692	180,577

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Proposal 8 – The Insider Letter Amendment Proposal - To approve a proposal to approve, by ordinary resolution of Willow Lane Shareholders, amendments (the “Insider Letter Amendments”) to the letter agreement, dated as of November 7, 2024, by and among Willow Lane, the Sponsor and the other parties thereto (the “Insider Letter”), to (i) add Pubco and Boost Run as parties to the Insider Letter, (ii) revise the terms of the Insider Letter to reflect the Business Combination, including the issuance of Pubco securities in exchange for Willow Lane securities, and have Pubco assume and be assigned the rights and obligations of Willow Lane under the Insider Letter, (iii) amend the terms of the lock-up set forth in the Insider Letter to conform with the lock-up terms in the Lock-Up Agreements described herein, and (iv) release 10% of the Founder Shares from lock-up restrictions, subject to and contingent upon the Closing.

For	Against	Abstain
9,902,653	11,780	50,489

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to Willow Lane Shareholders.

In connection with the Meeting, no Willow Lane shareholders exercised their rights to redeem any ordinary shares for a pro rata portion of the funds in the trust account of Willow Lane (the “Trust Account”). As a result, approximately $134.5 million remains in the Trust Account.

In light of receipt of the requisite approvals by Willow Lane Shareholders described above, Willow Lane expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Item 8.01 Other Events.

On April 30, 2026, Willow Lane announced that Willow Lane shareholders had voted to approve the Business Combination and other proposals related to the Business Combination at the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Boost Run and the Business Combination. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination; statements about Boost Run’s new and expanded commercial relationships; statements about Boost Run’s market opportunity and the potential growth of that market; Boost Run’s strategy, outcomes and growth prospects; trends in Boost Run’s industry and markets; the competitive environment in which Boost Run operates; and the ability for Boost Run to raise funds to support its business. These statements are based on various assumptions, whether or not identified in this current report on Form 8-K, and on the current expectations of Boost Run’s and Willow Lane’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Boost Run and Willow Lane.

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These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts Boost Run’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of Willow Lane’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Pubco securities on Nasdaq following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Boost Run’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Boost Run’s use and reporting of business and operational metrics; uncertainties surrounding Boost Run’s business model; Boost Run’s expectations regarding future financial performance, capital requirements and unit economics; Boost Run’s competitive landscape; capital market, interest rate and currency exchange risks; Boost Run’s ability to manage growth and expand its operations; Boost Run’s ability to attract and retain additional customers and additional business from existing customers; Boost Run’s ability to secure additional data center capacity at affordable rates; Boost Run’s ability to acquire the GPUs necessary to expand its business at anticipated prices; the prices at which Boost Run will be able to sell the services it provides; Boost Run’s ability to provide reliable high compute services; Boost Run’s ability to successfully develop and sell new products and services; the risk that Boost Run’s technology and infrastructure may not operate as expected, including but not limited to as a result of significant coding, manufacturing or configuration errors; the failure to offer high quality technical support; Boost Run’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; risks related to the marketing of Boost Run’s services to various government entities; uncertainty or changes with respect to laws and regulations; data protection or cybersecurity incidents and related regulations; disruption in the electrical power grid at or near one or more of Boost Run’s data centers; physical security breaches; supply chain disruptions; changes in tariffs or import restrictions; Boost Run’s lack of business interruption insurance; Boost Run’s ability to maintain, protect and defend its intellectual property rights; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Willow Lane’s securities; the risk that the Business Combination may not be completed by Willow Lane’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Willow Lane; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Boost Run, Willow Lane, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; past performance by Boost Run management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of Willow Lane, Boost Run and Pubco filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Willow Lane nor Boost Run presently know or can anticipate or that Willow Lane and Boost Run currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Willow Lane’s, Boost Run’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this current report on Form 8-K. Willow Lane, Boost Run and Pubco anticipate that subsequent events and developments will cause Willow Lane’s, Boost Run’s and Pubco’s assessments to change. However, while Willow Lane, Boost Run and Pubco may elect to update these forward-looking statements at some point in the future, Willow Lane, Boost Run and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Willow Lane. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Willow Lane, Boost Run and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW LANE ACQUISITION CORP.

	By:	/s/ B. Luke Weil
	Name:	B. Luke Weil
	Title:	Chief Executive Officer
Dated: May 4, 2026

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